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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 1, 2001
                                                          ---------------



                             AQUA CARE SYSTEMS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)



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             Delaware                 0-22434                  13-3615311
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  (State or other jurisdiction      (Commission              (IRS Employer
        of incorporation)           File Number)           Identification No.)
================================================================================



             965 Park Center Drive, Vista, CA              92083
           ----------------------------------------     ----------
           (Address of principal executive offices)     (Zip Code)



       Registrant's telephone number, including area code: (760) 599-0200
                                                           --------------





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ITEM 4    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          ---------------------------------------------

         On October 1, 2001, Aqua Care Systems, Inc. (the "Registrant") engaged KPMG, LLP ("KPMG") as its independent accountants to review and audit its financial statements on an ongoing basis. As reported in the Current Report on Form 8-K filed by the Registrant on August 10, 2001, by letter received on August 3, 2001 the Registrant was notified by BDO Seidman, LLP ("BDO Seidman"), its independent accountants for the fiscal years ended December 31, 2000 and 1999, that BDO Seidman was resigning as the Registrant's independent accountants, effective immediately.

         The engagement of KPMG was recommended by the Audit Committee and approved by the Board of Directors of the Registrant.

         During the two fiscal years ended December 31, 2000 and 1999 and the unaudited interim period through the date of engagement, neither the Registrant nor any of its representatives sought the advice of KPMG regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the financial statements of the Registrant.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 5, 2001


                                      AQUA CARE SYSTEMS, INC.
                                      (Registrant)


                                      By: /s/ H. Martin Jessen
                                          -------------------------------------
                                          H. Martin Jessen
                                          President and Chief Executive Officer